Exhibit 99.1
FOR IMMEDIATE RELEASE


              ULTICOM ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS:
                  SALES OF $17,034,000, UP 76% YEAR-OVER YEAR;
            RECORD NET INCOME OF $4,867,000, UP 341% YEAR-OVER-YEAR;
                       EARNINGS PER DILUTED SHARE OF $0.11


MOUNT LAUREL, NEW JERSEY, DECEMBER 1, 2004 - Ulticom, Inc. (NASDAQ: ULCM), a leading provider of service-enabling signaling software for wireless, wireline, and Internet communications, today announced financial results for the third quarter of fiscal year 2004, ended October 31, 2004.

For the quarter, Ulticom had sales of $17,034,000, an increase of 76% over sales of $9,691,000 in the third quarter of fiscal year 2003. Sales increased 6% sequentially, compared with $16,087,000 for the second quarter of fiscal year 2004. Net income more than quadrupled to $4,867,000 ($0.11 per diluted share) when compared with net income of $1,104,000 ($0.03 per diluted share) for the third quarter of fiscal year 2003 and increased 22% sequentially when compared with net income of $3,994,000 ($0.09 per diluted share) for the second quarter of fiscal year 2004.

"Ulticom achieved record operating and net income for the quarter as we again benefited from increases in Signalware deployments in our major market segments of payment, switching, messaging and mobility," said Shawn Osborne, President and CEO of Ulticom. "Looking forward, we plan to continue leveraging our leadership position, high-value customers and strong balance sheet to expand our product portfolio and increase our addressable market."

The Company ended the quarter with cash, cash equivalents, and short-term investments of $241,929,000, working capital of $244,458,000, total assets of $263,513,000, and shareholders' equity of $250,491,000, all of which are record levels.



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ULTICOM ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS:
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Financial highlights at and for the nine-month and three-month periods ended
October 31, 2004 and prior year comparisons are as follows:

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                        NINE MONTHS ENDED                           THREE MONTHS ENDED
                                                           (UNAUDITED)                                  (UNAUDITED)
                                                  OCTOBER 31,        OCTOBER 31,               OCTOBER 31,         OCTOBER 31,
                                                     2003               2004                      2003                2004
Sales                                              $ 28,254           $ 46,310                 $  9,691             $ 17,034
Cost of sales                                         8,303             10,786                    2,791                3,749
                                                   --------           --------                 --------             --------
Gross profit                                         19,951             35,524                    6,900               13,285

Operating expenses:
Research and development                              7,077              7,918                    2,469                2,573
Selling, general and administrative                  11,214             13,246                    3,770                4,304
Workforce reduction and restructuring credit           (233)                 -                        -                    -
                                                   --------           --------                 --------             --------
Income from operations                                1,893             14,360                      661                6,408
Interest and other income, net                        2,739              2,130                      557                  996
                                                   --------           --------                 --------             --------
Income before income tax provision                    4,632             16,490                    1,218                7,404
Income tax provision                                  1,274              5,444                      114                2,537
                                                   --------           --------                 --------             --------
Net income                                         $  3,358           $ 11,046                 $  1,104             $  4,867
                                                   ========           ========                 ========             ========

Earnings per share:
Basic                                              $   0.08           $   0.26                 $   0.03             $   0.11
                                                   ========           ========                 ========             ========
Diluted                                            $   0.08           $   0.25                 $   0.03             $   0.11
                                                   ========           ========                 ========             ========

Weighted average shares:
Basic                                                41,782             42,435                   41,995               42,713
                                                   ========           ========                 ========             ========
Diluted                                              43,165             43,740                   43,593               44,114
                                                   ========           ========                 ========             ========



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
ULTICOM ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS:
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                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

Balance Sheet Data:                                                JANUARY 31,               OCTOBER 31,
                                                                      2004                      2004
                                                                                             (UNAUDITED)
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $ 128,713                 $ 187,403
     Short-term investments                                            95,817                    54,526
     Accounts receivable, net                                           6,417                     8,821
     Inventories                                                          762                     1,385
     Prepaid expenses and other current assets                          3,300                     3,768
                                                                    ---------                 ---------
TOTAL CURRENT ASSETS                                                  235,009                   255,903

PROPERTY AND EQUIPMENT, net                                             2,182                     2,086
INVESTMENTS                                                             5,463                     5,375
OTHER ASSETS                                                              163                       149
                                                                    ---------                 ---------
TOTAL ASSETS                                                        $ 242,817                 $ 263,513
                                                                    =========                 =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                          $   5,914                 $   8,203
     Deferred revenue                                                   3,707                     3,242
                                                                    ---------                 ---------
TOTAL CURRENT LIABILITIES                                               9,621                    11,445

LONG-TERM LIABILITIES                                                   1,349                     1,577
                                                                    ---------                 ---------
TOTAL LIABILITIES                                                      10,970                    13,022
                                                                    ---------                 ---------

SHAREHOLDERS' EQUITY                                                  231,847                   250,491
                                                                    ---------                 ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $ 242,817                 $ 263,513
                                                                    =========                 =========

ABOUT ULTICOM:

Ulticom provides service-enabling, signaling software for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Traded on NASDAQ, as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia. For more information visit, http://www.ulticom.com.

                                     -more-

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ULTICOM ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS:
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CONFERENCE CALL INFORMATION:

The Company will host a conference call to discuss these results following this release on Wednesday, December 1, 2004 at 4:30 p.m. eastern. The dial-in number is 973-935-2100. A web cast of the call, both live and archived, will be available through the Ulticom website at www.ulticom.com. A digital replay of the call will be available until 12 Midnight eastern on December 8th. Access this replay by dialing 877-519-4471 and providing the digital PIN 5440176.

NOTE: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially from forecasts and estimates are: risks associated with weaknesses in certain sectors of the global economy generally, and in certain sectors of the telecommunications industry in particular; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of our business and with increased expenditures; risks associated with holding a large proportion of our assets in cash equivalents and short-term investments and the reduction of prevailing interest rates; risks associated with our products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with our dependence on sales of our Signalware products; risks associated with future networks not utilizing signaling systems and protocols which our products are designed to support; risks associated with the development and acceptance of new products and product features; risks associated with our dependence on a limited number of customers for a significant percentage of our revenues; risks associated with our products having long sales cycles and our limited ability to forecast the timing and amount of product sales; risks associated with the integration of our products with those of equipment manufacturers and application developers and our ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with our reliance on a limited number of independent manufacturers to manufacture boards for our products and on a limited number of suppliers for our board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on our intellectual property rights and the inappropriate use by others of our proprietary technology; risks associated with prevailing economic conditions and financial trends in the public securities markets in general, and in the decline in the stock prices of technology companies in particular, including Ulticom; risks associated with the need for the Company to attract and retain key personnel and risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Ulticom, Signalware and Programmable Network are trademarks or registered trademarks of Ulticom, Inc.


Contact:   Chris Tunnard
           Ulticom, Inc.
           856 787 2972

                                       ###